Exhibit 10.12

Warrant No.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

Xenogen Corporation

COMMON STOCK PURCHASE WARRANT

Date:

THIS CERTIFIES that, for value received,              (the “Holder”), is entitled, upon the terms and subject to the conditions of                                               dated                      by and among the parties listed on the signature pages thereto,                                  and Xenogen Corporation, a Delaware corporation (the “Company”), and as hereinafter set forth, at any time after the date hereof and on or prior to the Expiration Date (as defined below), but not thereafter, to purchase, from the Company, up to                                  (            ) fully paid and nonassessable shares of Common Stock of the Company (the “Warrant Stock”) at a purchase price per share (the “Exercise Price”) of $            . The aggregate Exercise Price and the number of shares issuable will be reduced as a result of any partial exercise of this Warrant and will be subject to adjustment under the terms hereof.

The right to exercise this Warrant will terminate on                          (the “Expiration Date”).

1. Transfer of Warrant. This Warrant may not be transferred or assigned without the prior written consent of the Company except for (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration by Holder to any of its partners, (iii) a transfer to any fund, individual, partnership or company which is affiliated with the Holder, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule.

2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the Holder hereof, in whole at any time or in part from time to time after the date hereof and at or before the Expiration Date by the surrender of this Warrant, together with the Notice of Exercise attached hereto duly completed and executed at the office of the Company at 860 Atlantic Avenue, Alameda, California 94501 (or such other office or agency of the Company as it may designate by notice in writing to the Holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price of $             of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company and/or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased) or upon conversion subject to Section 3 hereof; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased; provided that the Company will place on each certificate a legend substantially the same as that appearing on this Warrant, in addition to any legend required by any applicable state or federal law. If this Warrant is exercised in part, the Company will issue to the holder hereof a new Warrant upon the same terms as this Warrant but for the balance of shares for which this Warrant remains exercisable. The Company agrees that upon exercise of this Warrant the holder surrendering this Warrant shall be deemed to be the record owner of the shares issued upon exercise as of the close of business on the date on which this Warrant shall have been exercised as aforesaid. Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

3. Conversion of Warrant. The Holder shall have the right to convert this Warrant, in whole or in part, at any time and from time to time at or prior to the Expiration Date, by the surrender of this Warrant and the Notice of Conversion form attached hereto, duly executed, to the office of the Company at the address set forth in Section 2 hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 3 (the “Conversion Right”). Upon exercise of this conversion right, the Holder shall be entitled to receive that number of shares of Warrant Stock of the Company equal to the quotient obtained by dividing [(A—B)(X)] by (A), where:

A =	the Fair Market Value (as defined below) of one share of Warrant Stock on the date of conversion of this Warrant.

B =	the Exercise Price for one share of Warrant Stock under this Warrant (as adjusted to the date of such calculations).

X =	the number of shares of Warrant Stock as to which this Warrant is being converted.

If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

“Fair Market Value” of a share of Warrant Stock shall mean:

(a)	the product of (i) the average daily Market Price (as defined below) during the period of the most recent 10 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading and (ii) the number of shares of the Common Stock (as defined herein) into which each Exercise Share is convertible on such date; or

(b)	if no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right.

(c)	If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the “National Market System”) of the Nasdaq, the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market Systems on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by the Board of Directors of the Company.

Upon conversion of this Warrant in accordance with this Section 3, the Holder shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so converted.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. In lieu thereof, the Company shall pay cash equal to any such fractional shares, based upon the applicable Exercise Price.

5. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise or conversion hereof.

6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this Warrant.

7. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

8. Cash Distributions. No adjustment will be made to the Exercise Price on account of cash dividends or interest on the Company’s Common Stock or any other securities that may become purchasable hereunder.

9. Covenants of the Company.

        (a) Covenants as to Warrant Stock. The Company covenants and agrees that all Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times prior to the Expiration Date, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Warrant Stock to provide for the exercise of the rights represented by this Warrant. If at any time prior to the Expiration Date the number of authorized but unissued shares of Warrant Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares as shall be sufficient for such purposes.

        (b) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

        (c) Notice of Expiration. If this Warrant has not been fully exercised on or before the date thirty (30) days prior to the Expiration Date, the Company shall thereafter provide Holder with at least twenty (20) days advance written notice of the date on which this Warrant is to expire. If the Company fails to provide such notice, the Expiration Date shall be extended until the date thirty (30) days after the date said notice is provided to Holder.

10. Adjustment of Warrant Shares and Exercise Price.

        (a) In case the Company shall at any time after the date of this Warrant subdivide (by way of a stock split) or declare a stock dividend or combine the outstanding shares of Common for which this Warrant is exercisable, the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend or increased in the case of a combination so that the total number of shares deliverable upon the exercise of this Warrant shall be equal to the number of shares as the Holder would have owned had the Warrant been exercised prior to the event requiring adjustment and had the Holder continued to hold such shares until after such event. The form of Warrant need not be changed because of any adjustment in the number of shares of Warrant Stock subject to this Warrant.

        (b) In case, at any time after the date of this Warrant, of any capital reorganization, or any reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common or other securities for which this Warrant is then exercisable), this Warrant (unless it terminates upon the consummation of such event), after such reorganization, reclassification, consolidation or merger, shall be exercisable into the kind and number of shares of stock or other securities or property of the Company or of the entity resulting from such consolidation or surviving such merger to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger, it had exercised this Warrant. The provisions of this subparagraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

11. Waiver and Amendment. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally. Any term of this Warrant may be amended and the observance of any such term may be waived (either generally or in a particular instance, and either retroactively or prospectively) with the written consent of the Company and the Holder. Any such amendment or waiver by the Company and the Holder shall be conclusive and binding upon the holder of this Warrant and of any Warrant issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent and waiver is made upon this Warrant.

12. Communications. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested) or sent by a recognized overnight delivery service that can provide proof of delivery upon request addressed to the Holder or the Company at their respective addresses as set forth in the Agreement or such other address as any party may designate to the others in accordance with the aforesaid procedure. All notices and other communications shall be deemed to have been given as of the date of deposit in the United States mail or deposit with the overnight delivery service, as the case may be. Notwithstanding the foregoing, all notices and communications to addresses outside the United States shall be given by telecopier and confirmed in writing sent by overnight or two-day courier service.

13. Entire Agreement. This Warrant and the                              dated                          (the “Agreement”) constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior oral and written understandings, agreements and commitments with regard to such subjects by or among the parties hereto.

14. Successors and Assigns. Subject to the restrictions on transfer described in Section 1 above, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

15. Governing Law. This Warrant and all actions arising out of or in connection with this Warrant will be governed in all respects by the laws of the state of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

16. Severability. In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Warrant shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the date first set forth above.

Xenogen Corporation a Delaware corporation

By:

Title:

NOTICE OF EXERCISE

TO: Xenogen Corporation

1. The undersigned hereby elects to purchase                      shares of Common Stock of Xenogen Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Holder)

By:

Title:

(name of purchaser, and title and signature of authorized person)

NOTICE OF CONVERSION

TO: Xenogen Corporation

1. The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase                              shares of Common Stock into such number of shares of Common Stock of Xenogen Corporation as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Holder)

By:

Title:

(name of purchaser, and title and signature of authorized person)